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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported) February 12, 2002
                                                        -----------------




                          WATERSIDE CAPITAL CORPORATION
             (Exact Name of registrant as specified in its charter)



     Virginia                        333-36709              54-1694665
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    (State or other jurisdiction    (Commission            (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)




     300 East Main Street, Suite 1380, Norfolk, Virginia    23510
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        (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code       (757) 626-1111
                                                   ----------------------


                                       N/A
   -------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5. - Other Events

        A press release dated February 5, 2002, regarding among other matters, the Corporation's Stock Repurchase Program is filed with this Form 8-K as
Exhibit 99.1.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WATERSIDE CAPITAL CORPORATION



Date: February 12, 2002                    By /s/ J. Alan Lindauer
                                              ----------------------------------
                                                  J. Alan Lindauer, President
                                                  and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                  Description of Exhibits
-----------                  -----------------------

     99.1                    Press release dated February 5, 2002

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